Exhibit 10.27

AMENDMENT NO. 1 TO

PURCHASE AGREEMENT – SERVICES PHASE 2 # CW1882970

BETWEEN

INTEL CORPORATION AND IMPINJ, INC.

For valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge Intel Corporation (“Intel”) and Impinj, Inc. (“Impinj”) hereby amend the above referenced Purchase Agreement – Services Phase 2 dated on or about December 23, 2009 # CW1882970 (the “Agreement”) as set forth hereafter.

1.	EFFECTIVE DATE

The Effective Date of this amendment (“Amendment”) shall be March 24, 2010.

2.	DEFINITIONS

Unless provided otherwise in this Amendment, each term appearing in this Amendment shall have the same meaning as given in the Agreement.

3.	AMENDMENTS

By executing this Amendment, Intel and lmpinj are amending the Agreement to:

Include Addendum A-1 (Statement of Work for Development of ***) of the Agreement which is attached hereto and incorporated herein by this reference.

4.	LEGAL EFFECT ON AGREEMENT

As amended by this Amendment, all provisions of the Agreement shall remain in full force and effect. In the event of a conflict between this Amendment and the Agreement, this Amendment shall take precedence.

INTEL CORPORATION		IMPINJ, INC.

BY:	/s/ Shahrokh Shahidzadeh	BY:	/s/ Evan Fein
NAME: Shahrokh Shahidzadeh		NAME: Evan Fein
TITLE: Sr. Principal Technologist		TITLE: SVP Finance
DATE: 3/26/10		DATE: 3/26/10

LEGAL OK

Ed Lanton

***	Indicates text has been omitted from this Exhibit pursuant to a confidential treatment request and has been filed separately with the Securities and Exchange Commission.

Amendment No.1 Purchase Agreement #CW1882970	Page 1

ADDENDUM A-1

STATEMENT OF WORK FOR DEVELOPMENT

OF ***

1. TERMS AND CONDITIONS

Supplier sole compensation under this Agreement shall be a onetime non-recurring engineering (“NRE”) fee of $***. Supplier will fund any and all tooling for the program. Supplier shall invoice Intel for the entire NRE amount promptly upon execution of this Amendment. Intel is not required to fund any capacity requirements.

2. SCOPE

Scope of the RFID *** project is to develop a *** meeting *** standards; with ***. Development includes design and fabrication of *** as well as the ***. As a part of qualifications, Supplier will be conducting ***, required *** failure analysis (FA), as well as ‘Final’ test at ***. Supplier may select to utilize current *** to meet the time table provided in section 6. Final *** design *** the final *** shall incur no additional NRE charges.

Deliverables:

Intel contributions/responsibilities include but not limited to:

i.	Final design review and approval.

ii.	Final BOM review and approval.

iii.	Shipping requirements

Supplier contributions/responsibilities include but are not limited to:

iv.	Complete set of *** to be approved by Intel prior to fabrication. See section 3 - *** Development

v.	All other necessary facilities, technical resources, equipment, materials, tooling, and manpower required to develop, manufacture, & test the RFID *** as required by this SOW.

vi.	Shipping of finished *** per Intel’s instruction to Intel’s forwarder.

3. *** DEVELOPMENT

The *** development includes the design and fabrication of the ***, and the design and fabrication of the ***.

The following sets forth the specifications of the ***. Any change is subject to mutual written agreement by the parties, which may include a change in schedule or price depending on the change.

Figure 1 shows the ***.

***

Figure: ***

The ***, which are located on ***, are included in this view for reference only. All dimensions are in ***, and the dimensions are shown ***. Notice that the *** dimensions of this *** are designed as a ***, which is smaller than the ***, but is one of the custom design constraints of this ***.

Figure 2 shows the ***.

***

Figure 2: ***

***	Indicates text has been omitted from this Exhibit pursuant to a confidential treatment request and has been filed separately with the Securities and Exchange Commission.

Amendment No.1 Purchase Agreement #CW1882970	Page 2

Figure 3 shows the ***. Notice that the *** dimension of this *** is designed with a ***, which is smaller than the ***, but is one of the custom design constraints of this ***.

***

Figure 3: ***

Figure 4 shows the ***

***

Figure 4: ***

4. TOOLING

Assembly and test tooling charges to be paid by Supplier:

5. ENGINEERING CHARGES

4000 *** sample *** parts are included at no additional charge per this SOW. 1000 Hannegan *** parts will be made available per existing agreement number CW1882970. Hannegan and *** parts will be in the ***, which is detailed in this SOW (***).

6. PROJECT TIMELINE

The project timeline (Table 1) must be met in order to guarantee timely completion of the overall RFID project. Intel and Supplier will meet periodically to revise the project timeline as may be necessary. Supplier agrees *** if required to meet required timeline. Both parties agree that reasonable effort will be made to avoid this and will only be used as final option.

Table 1: Project timeline

Milestone	Date
SOW signed an PO issued	3/04/10

Final design & BOM approved *** artwork complete; Artwork to fabricate the *** is complete and ready to build ***	3/21/10

***	6/5/10

*** samples delivered in Tape & Reel	6/25/10

7. PROJECT DELIVERABLES / RESOURCES

Impinj will provide all resources necessary to bring this SOW to completion by the dates listed in section 6, as may be modified by mutual agreement

•	Supplier will provide resources to support all design reviews as reasonably required for the *** development hereunder.

•	Supplier will provide resources to support all test development reviews, as reasonably needed for the *** development hereunder.

•	Supplier will use same ***.

Impinj will provide the deliverables under this SOW “as is” and without warranty of any kind and Impinj disclaims any implied warranties. Each party’s liability under this SOW will be limited to the total amount of fees paid or payable by Intel as set forth above, and neither party will have any liability for incidental or consequential damages under this SoW. Notwithstanding the foregoing, this Section regarding limitation of liability shall not apply to claims or damages arising from death or personal injury or tangible property damage, from any breaches of obligations of confidentiality, or payments to third parties under the indemnity with respect to hazardous materials.

***	Indicates text has been omitted from this Exhibit pursuant to a confidential treatment request and has been filed separately with the Securities and Exchange Commission.

Amendment No.1 Purchase Agreement #CW1882970	Page 3

8. TEST REQUIREMENTS

At time of ***, it is expected that the Supplier and Intel will agree on the definition and development of all *** requirements as part of the Purchase Agreement.

9. PRICING

*** pricing to be documented as an Amendment to the Agreement; pricing will reflect final product ***.

***	Indicates text has been omitted from this Exhibit pursuant to a confidential treatment request and has been filed separately with the Securities and Exchange Commission.

Amendment No.1 Purchase Agreement #CW1882970	Page 4